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                                                                   EXHIBIT 23(a)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 29, 2001 included in Norstan, Inc.'s Form 10-K for the year ended April 30, 2001 and to all references to our Firm included in this registration statement.

                                                  /s/ Arthur Andersen LLP

Minneapolis, Minnesota,
April 12, 2002